UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                            -------------------------

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                December 3, 2004
                        (Date of earliest event reported)


                        AIRNET COMMUNICATIONS CORPORATION
               (Exact Name of Registrant as Specified in Charter)


       Delaware                        000-28217                59-3218138
(State or Other Jurisdiction of    (Commission File No.)      (IRS Employer
     Incorporation)                                         Identification No.)

                     3950 Dow Road, Melbourne, Florida 32934
                    (Address of Principal Executive Offices)

                                 (321) 984-1990
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

[  ]    Written communications pursuant to Rule 425 under the Securities Act
        (17 CFR 230.425)

[  ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act
        (17 CFR 240.14a-12)

[  ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the
        Exchange Act (17 CFR 240.14d-2(b))

[  ]    Pre-commencement communications pursuant to Rule 13e4(c) under the
        Exchange Act (17 CFR 240.13e-4(c))

Item 3.03.  Material Modification to Rights of Security Holders.

     On December 3, 2004, the Board of Directors of AirNet Communications Corporation (the "Company") approved the implementation of a reverse stock split, whereby, effective December 9, 2004, each outstanding ten shares of the Company's common stock will be converted into one share of common stock. The stockholders of the Company had previously granted authority to the Board of Directors to effect a reverse stock split at the 2004 Annual Meeting of Stockholders held on September 28, 2004. A copy of the press release announcing the Board of Directors' approval of the implementation of the reverse stock split is attached as Exhibit 99 to this report.

Item 9.01.  Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.       Title
-----------       -----

99                Press release issued by AirNet Communications Corporation on
                  December 3, 2004.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               AIRNET COMMUNICATIONS CORPORATION



                               By: /s/ Stuart P. Dawley
                                   ---------------------------------------------
                                   Stuart P. Dawley, Esq.
                                   Vice President, General Counsel and Secretary


Date: December 3, 2004

                                  EXHIBIT INDEX

Exhibit           Description
-------           -----------

99                Press release issued by AirNet Communications Corporation on
                  December 3, 2004.